UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                                July 11, 2012

POLY SHIELD TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-33309	33-0953557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Plaza Real, Suite 275 Boca Raton, FL		33432
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		1-800-648-4287

GLOBETRAC INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 29, 2012, GlobeTrac Inc. (now “Poly Shield Technologies Inc.”, the “Company”) entered into separate loan agreements with Quarry Bay Capital LLC in respect of advances of CDN $40,000, CDN $100,000 and CDN $50,000 made by Quarry Bay to the Company on April 27, May 25 and June 29, 2012.

Under the terms of each of the loan agreements, the amounts owing are unsecured, payable on demand and earn interest at rate of 6% per annum, calculated and compounded monthly.

Copies of the loan agreements are attached as exhibits to this report.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Name Change and 1-for-3 Reverse Stock Split

Effective July 11, 2012, GlobeTrac Inc. (“the Company”) changed its name to “Poly Shield Technologies Inc.” (the “Name Change”).

Also effective July 11, 2012, the Company effected a consolidation of its issued and outstanding common stock on a one-for-three basis (the “Reverse Split”), without decreasing its authorized capital.  Accordingly, the Company’s issued and outstanding shares were decreased from 100,183,198 shares of common stock to approximately 33,394,400 shares of common stock (not accounting for fractional share interests being rounded up to the next whole number).

The Name Change and Reverse Split were approved by shareholders of the Company owning approximately 53.23% of the outstanding common stock of the Company on May 14, 2012.

As a result of the Name Change and the Reverse Split, the Company’s common stock will trade under the symbol “GBTRD” for a period of 20 trading days beginning July 12, 2012.  After 20 trading days, the appended “D” will be dropped from the Company’s symbol.

A copy of the Company’s file-stamped Certificate of Amendment is attached as an exhibit to this report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment to Certificate of Incorporation changing the Company’s name from GlobeTrac Inc. to Poly Shield Technologies Inc.

10.1	Loan Agreement dated June 29, 2012 in respect of the principal sum of CDN $40,000 between the GlobeTrac Inc. and Quarry Bay Capital LLC

10.2	Loan Agreement dated June 29, 2012 in respect of the principal sum of CDN $100,000 between GlobeTrac Inc. and Quarry Bay Capital LLC

10.3	Loan Agreement dated June 29, 2012 in respect of the principal sum of CDN $50,000 between GlobeTrac Inc. and Quarry Bay Capital LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLY SHIELD TECHNOLOGIES INC.

Date: July 12, 2012
	By:	“Mitchell Miller”

MITCHELL R. MILLER
President, C.E.O.